Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of V.F. Corporation (the “Company”) on Form 10-K for the period ending March 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew H. Puckett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 23, 2024	/s/ Matthew H. Puckett
Matthew H. Puckett
Executive Vice President and Chief Financial Officer